EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to the reference to our firm under the caption "Experts" in this Registration Statement of NATIONAL COAL CORP. on Form S-3 and to the incorporation by reference of our report dated February 17, 2006, included in the Annual Report on Form 10-K of NATIONAL COAL CORP. for the fiscal year ended December 31, 2007.



                                         /S/ GORDON, HUGHES & BANKS, LLP
                                         ----------------------------------
                                         GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
April 14, 2008